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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-15207, 333-67645, 333-32139, 333-79983,
333-47205 and 333-51328) of CCC Information Services Group, Inc. of our report dated March 23, 2001, except as to paragraph 3 of Note 15 which is as of April 17, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
April 17, 2001